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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 22, 2003



                             FLAGSTAR BANCORP, INC.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


          Michigan                     0-22353                 38-3150651
          --------                     -------                 ----------
 (State or Other Jurisdiction        (Commission            (I.R.S. Employer
       of Incorporation)             File Number)          Identification No.)


                   5151 Corporate Drive, Troy, Michigan 48098
                   ------------------------------------------
                    (Address of principal executive offices)


                                 (248) 312-2000
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)



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Item 12.  Results of Operations and Financial Conditions.

         On October 22, 2003, Flagstar Bancorp, Inc. (the "Company") announced its financial results for the third quarter and nine months ended September 30, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                      FLAGSTAR BANCORP, INC.


Date: November 6, 2003                By:   /s/ Michael W. Carrie
                                           -------------------------------------
                                           Michael W. Carrie
                                           Executive Director, Chief Financial
                                           Officer and Treasurer
                                           (Duly Authorized Representative)




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                               8-K EXHIBIT INDEX







EXHIBIT NO.             DESCRIPTION

    99.1                Press Release dated October 22, 2003